                                                    Exhibit 99.5
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   ----------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC.                 ACCRUAL BASIS
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
   ----------------------------------------

   ----------------------------------------
   JUDGE: BARBARA J. HOUSER
   ----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE PARTY:

   /s/ Drew Keith                                                    CHIEF FINANCIAL OFFICER
   -------------------------------------------------                 ---------------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                          TITLE

   DREW KEITH                                                                     7/22/2002
   -------------------------------------------------                 ---------------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                                                DATE

   PREPARER:

   /s/ Kevin K. Craig                                                CONTROLLER, KITTY HAWK INC.
   -------------------------------------------------                 ---------------------------------------
   ORIGINAL SIGNATURE OF PREPARER                                                   TITLE

   KEVIN K. CRAIG                                                                 7/22/2002
   -------------------------------------------------                 ---------------------------------------
   PRINTED NAME OF PREPARER                                                         DATE


   ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   ----------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
   ----------------------------------------

   ----------------------------------------

   COMPARATIVE  BALANCE  SHEET
   -----------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE             MONTH                  MONTH                MONTH
                                                                 ---------------------------------------------------------------
   ASSETS                                          AMOUNT                APRIL, 2002             MAY, 2002           JUNE, 2002
   -----------------------------------------------------------------------------------------------------------------------------
   1.     UNRESTRICTED CASH                                                  $8,645                $9,001               $5,850
   -----------------------------------------------------------------------------------------------------------------------------
   2.     RESTRICTED CASH                                                        $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   3.     TOTAL CASH                                         $0              $8,645                $9,001               $5,850
   -----------------------------------------------------------------------------------------------------------------------------
   4.     ACCOUNTS RECEIVABLE (NET)                 $41,314,895         $19,891,655           $19,498,218          $21,301,961
   -----------------------------------------------------------------------------------------------------------------------------
   5.     INVENTORY                                                              $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   6.     NOTES RECEIVABLE                                                       $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   7.     PREPAID EXPENSES                              $35,445                  $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                      $102,257,281         ($2,597,846)          ($3,086,365)         ($3,895,739)
   -----------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL CURRENT ASSETS                     $143,607,621         $17,302,454           $16,420,854          $17,412,072
   -----------------------------------------------------------------------------------------------------------------------------
   10.    PROPERTY, PLANT & EQUIPMENT                $2,455,211          $4,753,185            $4,700,922           $4,700,922
   -----------------------------------------------------------------------------------------------------------------------------
   11.    LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                       $3,253,008            $3,254,831           $3,303,182
   -----------------------------------------------------------------------------------------------------------------------------
   12.    NET PROPERTY, PLANT &
          EQUIPMENT                                  $2,455,211          $1,500,177            $1,446,091           $1,397,740
   -----------------------------------------------------------------------------------------------------------------------------
   13.    DUE FROM INSIDERS                                                      $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   14.    OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                             $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   15.    OTHER (ATTACH LIST)                                                    $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   16.    TOTAL ASSETS                             $146,062,832         $18,802,631           $17,866,945          $18,809,812
   -----------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------------
   17.    ACCOUNTS PAYABLE                                                 $502,861              $330,205             $155,314
   -----------------------------------------------------------------------------------------------------------------------------
   18.    TAXES PAYABLE                                                    $266,316              $262,863             $270,083
   -----------------------------------------------------------------------------------------------------------------------------
   19.    NOTES PAYABLE                                                          $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   20.    PROFESSIONAL FEES                                                      $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   21.    SECURED DEBT                                                           $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   22.    OTHER (ATTACH LIST)                                          ($20,439,835)         ($20,654,962)        ($19,931,561)
   -----------------------------------------------------------------------------------------------------------------------------
   23.    TOTAL POSTPETITION
          LIABILITIES                                                  ($19,670,658)         ($20,061,894)        ($19,506,164)
   -----------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------------------
   24.    SECURED DEBT                                                           $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   25.    PRIORITY DEBT                                $496,687                  $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   26.    UNSECURED DEBT                            $78,864,376          $5,201,988            $5,201,988           $5,201,988
   -----------------------------------------------------------------------------------------------------------------------------
   27.    OTHER (ATTACH LIST)                                            $4,783,901            $4,783,901           $4,783,901
   -----------------------------------------------------------------------------------------------------------------------------
   28.    TOTAL PREPETITION LIABILITIES             $79,361,063          $9,985,889            $9,985,889           $9,985,889
   -----------------------------------------------------------------------------------------------------------------------------
   29.    TOTAL LIABILITIES                         $79,361,063         ($9,684,769)         ($10,076,005)         ($9,520,275)
   -----------------------------------------------------------------------------------------------------------------------------
   EQUITY
   -----------------------------------------------------------------------------------------------------------------------------
   30.    PREPETITION OWNERS' EQUITY                                    $61,741,245           $61,741,245          $61,741,245
   -----------------------------------------------------------------------------------------------------------------------------
   31.    POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                             ($33,253,845)         ($33,798,295)        ($33,411,158)
   -----------------------------------------------------------------------------------------------------------------------------
   32.    DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                                   $0                    $0                   $0
   -----------------------------------------------------------------------------------------------------------------------------
   33.    TOTAL EQUITY                                       $0         $28,487,400           $27,942,950          $28,330,087
   -----------------------------------------------------------------------------------------------------------------------------
   34.    TOTAL LIABILITIES &
          OWNERS' EQUITY                            $79,361,063         $18,802,631           $17,866,945          $18,809,812
   -----------------------------------------------------------------------------------------------------------------------------
                                                                                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                Monthly Operating Report

   ------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC           ACCRUAL BASIS-2
   ------------------------------------

   ------------------------------------
   CASE NUMBER: 400-42145-BJH-11                02/13/95, RWD, 2/96
   ------------------------------------

   -----------------------------
   INCOME STATEMENT
   --------------------------------------------------------------------------------------------------------------------------
                                                      MONTH              MONTH              MONTH              QUARTER
                                               ----------------------------------------------------------
   REVENUES                                            APRIL, 2002          MAY, 2002         JUNE, 2002        TOTAL
   --------------------------------------------------------------------------------------------------------------------------
   1.      GROSS REVENUES                              $9,222,355         $9,770,656        $10,693,603         $29,686,614
   --------------------------------------------------------------------------------------------------------------------------
   2.      LESS: RETURNS & DISCOUNTS                           $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   3.      NET REVENUE                                 $9,222,355         $9,770,656        $10,693,603         $29,686,614
   --------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   --------------------------------------------------------------------------------------------------------------------------
   4.      MATERIAL                                            $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   5.      DIRECT LABOR                                        $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   6.      DIRECT OVERHEAD                                     $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   7.      TOTAL COST OF GOODS SOLD                            $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   8.      GROSS PROFIT                                $9,222,355         $9,770,656        $10,693,603         $29,686,614
   --------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   --------------------------------------------------------------------------------------------------------------------------
   9.      OFFICER / INSIDER COMPENSATION                 $11,875            $13,333            $13,333             $38,541
   --------------------------------------------------------------------------------------------------------------------------
   10.     SELLING & MARKETING                             $2,515             $1,568             $3,067              $7,150
   --------------------------------------------------------------------------------------------------------------------------
   11.     GENERAL & ADMINISTRATIVE                    $1,151,679         $1,458,634         $1,231,787          $3,842,100
   --------------------------------------------------------------------------------------------------------------------------
   12.     RENT & LEASE                                  $279,068           $367,662           $298,102            $944,832
   --------------------------------------------------------------------------------------------------------------------------
   13.     OTHER (ATTACH LIST)                         $8,209,836         $8,793,581         $8,464,935         $25,468,352
   --------------------------------------------------------------------------------------------------------------------------
   14.     TOTAL OPERATING EXPENSES                    $9,654,973        $10,634,778        $10,011,224         $30,300,975
   --------------------------------------------------------------------------------------------------------------------------
   15.     INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                             ($432,618)         ($864,122)          $682,379           ($614,361)
   --------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   --------------------------------------------------------------------------------------------------------------------------
   16.     NON-OPERATING INCOME (ATT. LIST)              ($11,650)          ($10,789)          ($11,449)           ($33,888)
   --------------------------------------------------------------------------------------------------------------------------
   17.     NON-OPERATING EXPENSE (ATT. LIST)                   $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   18.     INTEREST EXPENSE                                    $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   19.     DEPRECIATION / DEPLETION                       $49,221            $49,221            $48,350            $146,792
   --------------------------------------------------------------------------------------------------------------------------
   20.     AMORTIZATION                                        $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   21.     OTHER (ATTACH LIST)                                 $0             $4,865                 $0              $4,865
   --------------------------------------------------------------------------------------------------------------------------
   22.     NET OTHER INCOME & EXPENSES                    $37,571            $43,297            $36,901            $117,769
   --------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   --------------------------------------------------------------------------------------------------------------------------
   23.     PROFESSIONAL FEES                                   $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   24.     U.S. TRUSTEE FEES                                   $0                 $0               $250                $250
   --------------------------------------------------------------------------------------------------------------------------
   25.     OTHER (ATTACH LIST)                                 $0                 $0                 $0                  $0
   --------------------------------------------------------------------------------------------------------------------------
   26.     TOTAL REORGANIZATION EXPENSES                       $0                 $0               $250                $250
   --------------------------------------------------------------------------------------------------------------------------
   27.     INCOME TAX                                   ($188,074)         ($362,968)          $258,092           ($292,950)
   --------------------------------------------------------------------------------------------------------------------------
   28.     NET PROFIT (LOSS)                            ($282,115)         ($544,451)          $387,136           ($439,430)
   --------------------------------------------------------------------------------------------------------------------------
                                                               $0                 $0                 $0
=============================================================================================================================

--------------------------------------------------------------------------------
                                                  Monthly Operating Report
   ------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-3
   ------------------------------------

   ------------------------------------
   CASE NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96
   ------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                 MONTH               MONTH                MONTH                  QUARTER
                                             --------------------------------------------------------------
   DISBURSEMENTS                                      APRIL, 2002           MAY, 2002           JUNE, 2002            TOTAL
   ------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                       $9,001              $8,645               $9,001                $9,001
   ------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                          $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                         $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                $5,336,061          $5,120,946           $4,693,222           $15,150,229
   ------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                    $5,336,061          $5,120,946           $4,693,222           $15,150,229
   ------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                      $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                      $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                        ($5,336,417)        ($5,120,590)         ($4,696,373)         ($15,153,380)
   ------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS               ($5,336,417)        ($5,120,590)         ($4,696,373)         ($15,153,380)
   ------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                   ($356)               $356              ($3,151)              ($3,151)
   ------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                            $8,645              $9,001               $5,850                $5,850
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                         $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                  $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                       $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                           $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                           $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                           $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                                 $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                    $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                              $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                       $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                               $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                            $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                         $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                 $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                       $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                   $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                   $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                                 $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                       $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                                 $0                  $0                   $0                    $0
   ------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                    ($356)               $356              ($3,151)              ($3,151)
   ------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                             $8,645              $9,001               $5,850                $5,850
   ------------------------------------------------------------------------------------------------------------------------------
                                                              $0                  $0                   $0
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ---------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-4
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
  ---------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE        MONTH          MONTH          MONTH
                                                                        ------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                                   AMOUNT       APRIL, 2002      MAY, 2002     JUNE, 2002
  ----------------------------------------------------------------------------------------------------------------------
  1.   0-30                                                $21,518,319    $12,315,267    $12,139,334    $13,681,913
  ----------------------------------------------------------------------------------------------------------------------
  2.   31-60                                               $14,127,296       $115,894       $194,340        $67,317
  ----------------------------------------------------------------------------------------------------------------------
  3.   61-90                                                $2,070,404        $47,142        $52,069       $124,702
  ----------------------------------------------------------------------------------------------------------------------
  4.   91+                                                  $3,598,876     $5,516,411     $5,436,246     $5,452,712
  ----------------------------------------------------------------------------------------------------------------------
  5.   TOTAL ACCOUNTS RECEIVABLE                           $41,314,895    $17,994,714    $17,821,989    $19,326,644
  ----------------------------------------------------------------------------------------------------------------------
  6.   AMOUNT CONSIDERED UNCOLLECTIBLE
  ----------------------------------------------------------------------------------------------------------------------
  7.   ACCOUNTS RECEIVABLE (NET)                           $41,314,895    $17,994,714    $17,821,989    $19,326,644
  ----------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH: JUNE, 2002
                                                                                  --------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
                                                0-30        31-60          61-90            91+
  TAXES PAYABLE                                 DAYS         DAYS           DAYS           DAYS           TOTAL
  ----------------------------------------------------------------------------------------------------------------------
  1.   FEDERAL                                 $270,083                                                     $270,083
  ----------------------------------------------------------------------------------------------------------------------
  2.   STATE                                                                                                      $0
  ----------------------------------------------------------------------------------------------------------------------
  3.   LOCAL                                                                                                      $0
  ----------------------------------------------------------------------------------------------------------------------
  4.   OTHER (ATTACH LIST)                                                                                        $0
  ----------------------------------------------------------------------------------------------------------------------
  5.   TOTAL TAXES PAYABLE                     $270,083             $0             $0             $0        $270,083
  ----------------------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
  6.   ACCOUNTS PAYABLE                        $154,717           $453          ($300)          $444        $155,314
  ----------------------------------------------------------------------------------------------------------------------
                                                                                                                  $0

  -------------------------------------------------------

  STATUS OF POSTPETITION TAXES                                              MONTH: JUNE, 2002
                                                                                  --------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING       AMOUNT                         ENDING
                                                              TAX       WITHHELD AND/     AMOUNT           TAX
  FEDERAL                                                  LIABILITY*    0R ACCRUED        PAID         LIABILITY
  ----------------------------------------------------------------------------------------------------------------------
  1.   WITHHOLDING**                                                $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  2.   FICA-EMPLOYEE**                                              $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  3.   FICA-EMPLOYER**                                              $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  4.   UNEMPLOYMENT                                                 $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  5.   INCOME                                                       $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  6.   OTHER (ATTACH LIST)                                    $262,863       $620,146       $612,926        $270,083
  ----------------------------------------------------------------------------------------------------------------------
  7.   TOTAL FEDERAL TAXES                                    $262,863       $620,146       $612,926        $270,083
  ----------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ----------------------------------------------------------------------------------------------------------------------
  8.   WITHHOLDING                                                  $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  9.   SALES                                                        $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  10.  EXCISE                                                       $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  11.  UNEMPLOYMENT                                                 $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  12.  REAL PROPERTY                                                $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  13.  PERSONAL PROPERTY                                            $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  14.  OTHER (ATTACH LIST)                                          $0                                            $0
  ----------------------------------------------------------------------------------------------------------------------
  15.  TOTAL STATE & LOCAL                                          $0             $0             $0              $0
  ----------------------------------------------------------------------------------------------------------------------
  16.  TOTAL TAXES                                            $262,863       $620,146       $612,926        $270,083
  ----------------------------------------------------------------------------------------------------------------------
                                                                                                                  $0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ---------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-5
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
  ---------------------------------------

  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                            MONTH: JUNE, 2002
                                                                                  ------------------------------
  ----------------------------------------
  BANK RECONCILIATIONS
                                                Account #1           Account #2    Account #3
  --------------------------------------------------------------------------------------------------------------
  A.    BANK:                               Bank One
  -----------------------------------------------------------------------------------------------
  B.    ACCOUNT NUMBER:                              1559691298                                      TOTAL
  -----------------------------------------------------------------------------------------------
  C.    PURPOSE (TYPE):                     Operations Account
  --------------------------------------------------------------------------------------------------------------
  1.   BALANCE PER BANK STATEMENT                              $0                                           $0
  --------------------------------------------------------------------------------------------------------------
  2.   ADD: TOTAL DEPOSITS NOT CREDITED                        $0                                           $0
  --------------------------------------------------------------------------------------------------------------
  3.   SUBTRACT: OUTSTANDING CHECKS                            $0                                           $0
  --------------------------------------------------------------------------------------------------------------
  4.   OTHER RECONCILING ITEMS                                 $0                                           $0
  --------------------------------------------------------------------------------------------------------------
  5.   MONTH END BALANCE PER BOOKS                             $0             $0             $0             $0
  --------------------------------------------------------------------------------------------------------------
  6.   NUMBER OF LAST CHECK WRITTEN
  --------------------------------------------------------------------------------------------------------------


  ----------------------------------------
  INVESTMENT ACCOUNTS

  --------------------------------------------------------------------------------------------------------------
                                                 DATE OF              TYPE OF        PURCHASE      CURRENT
  BANK, ACCOUNT NAME & NUMBER                    PURCHASE            INSTRUMENT        PRICE        VALUE
  --------------------------------------------------------------------------------------------------------------
  7.   N/A
  --------------------------------------------------------------------------------------------------------------
  8.
  --------------------------------------------------------------------------------------------------------------
  9.
  --------------------------------------------------------------------------------------------------------------
  10.
  --------------------------------------------------------------------------------------------------------------
  11.  TOTAL INVESTMENTS                                                                     $0             $0
  --------------------------------------------------------------------------------------------------------------

  ----------------------------------------
  CASH
  --------------------------------------------------------------------------------------------------------------
  12.  CURRENCY ON HAND                                                                                $5,850
  --------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------
  13.  TOTAL CASH - END OF MONTH                                                                       $5,850
  --------------------------------------------------------------------------------------------------------------
                                                                                                            $0
  --------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                  Monthly Operating Report

  -----------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC            ACCRUAL BASIS-6
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42145-BJH-11                   02/13/95, RWD, 2/96
  -----------------------------------------

                                                  MONTH:  JUNE, 2002

  -----------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  -----------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
  CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------------
                              INSIDERS
  -------------------------------------------------------------------
                             TYPE OF       AMOUNT    TOTAL PAID
                NAME         PAYMENT        PAID       TO DATE
  -------------------------------------------------------------------
  1.   Toby Skaar         Salary            $13,333    $407,955
  -------------------------------------------------------------------
  2.
  -------------------------------------------------------------------
  3.
  -------------------------------------------------------------------
  4.
  -------------------------------------------------------------------
  5.
  -------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO INSIDERS                          $13,333    $407,955
  -------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------
                                                  PROFESSIONALS
  --------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                              TOTAL
                                      ORDER AUTHORIZING      AMOUNT     AMOUNT     TOTAL PAID    INCURRED
                     NAME                  PAYMENT          APPROVED     PAID        TO DATE    & UNPAID *
  --------------------------------------------------------------------------------------------------------------
  1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
  --------------------------------------------------------------------------------------------------------------
  2.
  --------------------------------------------------------------------------------------------------------------
  3.
  --------------------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------------------
  6.   TOTAL PAYMENTS
       TO PROFESSIONALS                                             $0         $0           $0           $0
  --------------------------------------------------------------------------------------------------------------
  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  -----------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
  PROTECTION PAYMENTS
  -----------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------
                                                     SCHEDULED      AMOUNTS
                                                      MONTHLY         PAID             TOTAL
                                                     PAYMENTS        DURING           UNPAID
                      NAME OF CREDITOR                  DUE           MONTH        POSTPETITION
  -------------------------------------------------------------------------------------------------
  1.   National City Bank & Ft Wayne - Allen County      $184,377       $15,602       $1,012,650 *
  -------------------------------------------------------------------------------------------------
  2.   Ridgely - City of Philadelphia - PHL               $27,062       $27,062               $0
  -------------------------------------------------------------------------------------------------
  3.   Continental Airlines - EWR                         $21,762       $21,762               $0
  -------------------------------------------------------------------------------------------------
  4.   City of Los Angeles - LAX                          $23,472       $23,472         $209,436 **
  -------------------------------------------------------------------------------------------------
  5.   Airport Group Int'l - ATL                          $11,200       $11,200               $0
  -------------------------------------------------------------------------------------------------
  6.   TOTAL                                             $267,873       $99,098       $1,222,086
  -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ----------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC             ACCRUAL  BASIS-7
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
   ----------------------------------------

                                                 MONTH: JUNE, 2002
                                                       -------------------------

   ---------------------------
   QUESTIONNAIRE

   -------------------------------------------------------------------------------------------------------------------
                                                                                                    YES       NO
   -------------------------------------------------------------------------------------------------------------------
   1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                       X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                         X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
   -------------------------------------------------------------------------------------------------------------------
   3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                  X
       LOANS) DUE FROM RELATED PARTIES?
   -------------------------------------------------------------------------------------------------------------------
   4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                 X
       THIS REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                       X
       DEBTOR FROM ANY PARTY?
   -------------------------------------------------------------------------------------------------------------------
   6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                           X
   -------------------------------------------------------------------------------------------------------------------
   7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                     X
       PAST DUE?
   -------------------------------------------------------------------------------------------------------------------
   8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                       X
   -------------------------------------------------------------------------------------------------------------------
   9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                             X
   -------------------------------------------------------------------------------------------------------------------
   10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                         X
       DELINQUENT?
   -------------------------------------------------------------------------------------------------------------------
   11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                        X
       REPORTING PERIOD?
   -------------------------------------------------------------------------------------------------------------------
   12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X
   -------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


   -------                          --------------------------------------------

   -----------------------------------------------------------------------------

   ---------------------------
   INSURANCE

   -------------------------------------------------------------------------------------------------------------------
                                                                                                    YES     NO
   -------------------------------------------------------------------------------------------------------------------
   1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                        X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
   -------------------------------------------------------------------------------------------------------------------
   2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                        X
   -------------------------------------------------------------------------------------------------------------------
   3.  PLEASE ITEMIZE POLICIES BELOW.
   -------------------------------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------
                                         INSTALLMENT PAYMENTS
   ------------------------------------------------------------------------------------------------------------------
        TYPE OF                                                                              PAYMENT AMOUNT
         POLICY                    CARRIER                     PERIOD COVERED                  & FREQUENCY
   ------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------
          SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    ------------------------------------
    CASE NAME:  Kitty Hawk Cargo, Inc.                 FOOTNOTES SUPPLEMENT
    ------------------------------------

    ------------------------------------
    CASE NUMBER: 400-42145-BJH-11                   ACCRUAL BASIS
    ------------------------------------

                                           MONTH:         JUNE, 2002
                                                  -----------------------------

    --------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS        LINE
      FORM NUMBER        NUMBER                                FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141-BJH-11
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------------------------------------
                                                 400-42141-BJH-11.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3            3                   The current general ledger system is not able to provide a detail of
    --------------------------------------------------------------------------------------------------------------------------------
                                                  customer cash receipts segregated by prepetion accounts receivable
    --------------------------------------------------------------------------------------------------------------------------------
                                                  and post petition accounts receivable. Therefore, cash receipts
    --------------------------------------------------------------------------------------------------------------------------------
                                                  is provided in total for the month.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3            8                   All cash received into the Company cash accounts is swept
    --------------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account (see Case
    --------------------------------------------------------------------------------------------------------------------------------
                                                  #400-42141-BJH-11).
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3           31                   All disbursements (either by wire transfer or check), including payroll are
    --------------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------------------------
                                                  account.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              4            6                   All assessment of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-42141-BJH-11. All reserves
    --------------------------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              4            7                   The A/R aging does not reconcile to the general ledger due to historical
    --------------------------------------------------------------------------------------------------------------------------------
                                                  system problems.  In addition, A/R aging is for Trade A/R only.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              4            6                   Accounts payable on the aging are in the 60 and 90 day categories due to wire
    --------------------------------------------------------------------------------------------------------------------------------
                                                  transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141-BJH-11) A/P
    --------------------------------------------------------------------------------------------------------------------------------
                                                  aging and invoices on Kitty Hawk Cargo Aging. Company is working on
    --------------------------------------------------------------------------------------------------------------------------------
                                                  clearing these items.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              4            1                   Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
    --------------------------------------------------------------------------------------------------------------------------------
                                                  Aircargo's payroll in January, 2001 (case #400-42142-BJH-11)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6        Insiders                Payments to insiders include a portion of the Court approved retention
    --------------------------------------------------------------------------------------------------------------------------------
                                                  payments in the month of January.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6        Leases                  FWA Building Rent Deferred By Agreement with National City Bank
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6        Leases                  LAX Building Rent was retro-billed with monthly increase of $17,453 (6/01-5/02)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 400-42145-BJH-11

Details of Other Items                                              JUNE, 2002


ACCRUAL BASIS-1
8.  OTHER (ATTACH LIST)                                      $         (3,895,739)Reported
                                                             --------------------
           Net of all I/C Accts Receivable/Payable                     (6,481,758)
           Intangibles - Other                                            154,458
           Note Receivable - AFL                                        2,109,613
           Pre-Paid Insurance                                                   -
           Pre-Paid Misc                                                   18,500
           Deposits                                                       303,448
                                                             --------------------
                                                                       (3,895,739)Detail
                                                             --------------------
                                                                                - Difference
                                                             --------------------


22. OTHER (ATTACH LIST)                                      $        (19,931,561)Reported
                                                             --------------------
           Accrued Liabilities                                          2,427,760
           Accrued Salaries & PR Taxes                                          -
           Post-petition Fed Inc Tax                                  (22,629,404)
                                                             --------------------
              *** FET recorded in Taxes Payable                       (19,931,561)Detail
                                                             --------------------
                                                                                - Difference
                                                             --------------------


27. OTHER (ATTACH LIST)                                      $          4,783,901 Reported
                                                             --------------------
           Pre-petition Fed Inc Tax                                     4,018,643
           Pre-petition Deposits                                          479,840
           Pre-petition Taxes Other                                             -
           Pre-petition Accrued Liabilities                               285,418
                                                             --------------------
                                                                        4,783,901 Detail
                                                             --------------------
                                                                                - Difference
                                                             --------------------


ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                                $8,464,935 Reported
                                                             --------------------
             Aircraft Costs                                               368,157
             I/C Aircraft Costs (KHA)                                   3,618,796
             KHC Ground Handling (Operations Payroll)                     719,319
             Outstation Ground Handling                                 1,092,594
             Trucking Costs                                               370,334
             Fuel                                                       2,229,242
             Contract Labor                                                     -
             Other                                                         66,493
                                                             --------------------
                                                                        8,464,935 Detail
                                                             --------------------
                                                                                - Difference

16  NON-OPERATING INCOME (ATTACH LIST)                                   ($11,449)Reported
                                                             --------------------
           Interest Income                                                (11,449)Detail
                                                             --------------------
                                                                                - Difference

                                                             --------------------


21  OTHER (ATTACH LIST)                                                        $0 Reported
                                                             --------------------
           Gain/Loss on Sale of Assets                                          - Detail
                                                             --------------------
                                                                                - Difference
                                                             --------------------

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                                (4,696,373)Reported
                                                             --------------------
           Transfer to Inc - all money sweeps                          (4,696,373)Detail
              to KH Inc. Case #400-42141-BJH-11              --------------------
                                                                                - Difference
                                                             --------------------


ACCRUAL BASIS-4

6.  OTHER (ATTACH LIST)                                                   270,083 Reported
                                                             --------------------
           FET (720) 05/16-31/02 Pd 06/05                                (308,874)
           FET (720) 06/01-15/02 Pd 06/20                                 304,052
           FET (720) Refunds - Reconciling Items Fuel Cr                    8,797
           FET (720) Refunds - Reconciling Item Surf Air                  (49,986)

           FET (720) 06/16-30/02                                          316,094
                                                             --------------------
                                                                          270,083 Detail
                                                             --------------------
                                                                                - Difference
                                                             --------------------